UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2018

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21680 Haggerty Road, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 5, 2018, Gentherm Incorporated (the “Company”) entered into Amendment No. 2 to Rights Agreement (the “Amendment”), by and between the Company and Computershare Trust Company, N.A., as Rights Agent (“Rights Agent”), which amended the Rights Agreement (the “Rights Agreement”), dated January 26, 2009, as amended March 30, 2011, by and between the Company and the Rights Agent.

The Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) from 5:00 P.M. (Detroit time) on January 26, 2019 to 5:00 P.M. (Detroit time) on March 5, 2018, and has the effect of terminating the Rights Agreement on that date. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the expiration of the Rights Agreement, the Company filed a Certificate of Amendment of Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Michigan, effective at 5:00 P.M. (Detroit time) on March 5, 2018, that eliminated all references to the Series B Preferred Stock that was issuable upon exercise of the Rights in the Company’s Restated Articles of Incorporation. The 25,000 shares authorized as Series B Preferred Stock therefore are returned to authorized but undesignated shares of Company’s preferred stock.

The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On March 5, 2018, the Company issued a press release announcing the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Articles of Incorporation of Gentherm Incorporated, effective March 5, 2018.

3.2	Second Amended and Restated Articles of Incorporation of Gentherm Incorporated.

4.1	Amendment No. 2 to Rights Agreement, dated March 5, 2018, by and between Gentherm Incorporated and Computershare Trust Company, N.A., as Rights Agent.

99.1	Company news release dated March 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice President

Date: March 5, 2018

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